UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2003

SAXON CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33485	54-2036076
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4860 Cox Road, Suite 300 Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 967-7400

4951 Lake Brook Drive, Suite 300

Glen Allen VA 23060

(Former name or former address, if changed since last year)

Item 7(c). Exhibits

99.1	Press Release dated April 24, 2003.

Item 9. Regulation FD Disclosure. (Information below is being furnished under Item 12).

The following information is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release No. 33-8216. The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

On April 24, 2003, Saxon Capital, Inc. issued a press release announcing its financial results for the three months ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON CAPITAL, INC.

By:	/s/ ROBERT B. EASTEP
Robert B. Eastep
Principal Financial Officer and Senior Vice President

Date: April 25, 2003

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INDEX TO EXHIBITS

Exhibits

Exhibit 99.1	Press Release dated April 24, 2003.

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